UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 11, 2013

Commission File Number	Exact name of registrant as specified in its charter; State of Incorporation; Address of principal executive offices and zip code; Registrants’ telephone number, including area code	I.R.S. Employer Identification Number

1-13739	UNS ENERGY CORPORATION (An Arizona corporation) 88 E. Broadway Boulevard Tucson, AZ 85701 (520) 571-4000	86-0786732

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On December 11, 2013, UNS Energy Corporation, an Arizona corporation (“UNS Energy”), issued a press release announcing it had entered into an Agreement and Plan of Merger (the “Merger Agreement”) with FortisUS Inc., a Delaware corporation (“Fortis”), Color Acquisition Sub Inc., an Arizona corporation and a wholly owned subsidiary of Fortis (“Merger Sub”), and, solely for the purposes of Sections 5.5(c) and 8.15, Fortis Inc., a corporation incorporated under the Corporations Act of Newfoundland and Labrador and the parent company of Fortis (“Fortis Parent”). UNS Energy posted to its website the press release and answers regarding the Merger Agreement, copies of which are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
Also on December 11, 2013, UNS Energy distributed to its employees, retirees, customers and the community partners of Tucson Electric Power and UniSource Energy Services (both wholly owned subsidiaries of UNS Energy) letters regarding the execution of the Merger Agreement, which are attached hereto as Exhibits 99.3, 99.4, 99.5, 99.6 and 99.7, respectively, and are incorporated herein by reference. Also on December 11, 2013, UNS Energy distributed other correspondence to its employees regarding the execution of the Merger Agreement, which are attached hereto as Exhibits 99.8 and 99.9.
Each of the foregoing descriptions of Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8 and 99.9 does not purport to be complete and is qualified in its entirety by reference to the full text of the exhibits.

Participants in Solicitation
UNS Energy, Fortis and certain of their respective directors and officers may be deemed to be participants in the solicitation of proxies from UNS Energy’s stockholders with respect to the meeting of stockholders that will be held to consider the proposed transaction. Information about UNS Energy’s directors and executive officers and their ownership of UNS Energy’s common stock is set forth in its 2012 Annual Report on Form 10-K filed with the SEC on February 27, 2013, and the proxy statement for UNS Energy’s 2013 annual meeting of stockholders, which was filed with the SEC on March 21, 2013. Information about Fortis' directors and executive officers may be found in its Management and Information Circular available on its website at www.fortisinc.com. Stockholders may obtain additional information regarding the interests of such potential participants in the solicitation of proxies in connection with the proposed transaction, which may be different than those of UNS Energy’s stockholders generally, by reading the proxy statement and other relevant documents regarding the proposed transaction, when filed with the SEC.
Additional Information
In connection with the Merger, UNS Energy will file a proxy statement with the SEC. The Merger will be submitted to UNS Energy’s stockholders for their consideration. INVESTORS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND UNS ENERGY. The final proxy statement will be mailed to UNS Energy’s stockholders. Investors will also be able to obtain the proxy statement, as well as other filings containing information about UNS Energy, free of charge, at the website maintained by the SEC at www.sec.gov. Copies of the proxy statement and other filings made by UNS Energy with the SEC can also be obtained, free of charge, by directing a request to Library and Resource Center, UNS Energy Corporation, 88 E. Broadway Boulevard, Mail Stop HQW302, Tucson, Arizona 85701.

Item 9.01.  Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.		Description

99.1		Press Release of UNS Energy Corporation, issued December 11, 2013.
99.2		Questions and Answers, dated December 11, 2013.
99.3		Letter to UNS Energy Corporation Employees, dated December 11, 2013.
99.4	Le	Letter to UNS Energy Corporation Retirees, dated December 11, 2013.
99.5		Letter to Tucson Electric Power Customers, dated December 11, 2013.
99.6		Letter to Tucson Electric Power Community Partners, dated December 11, 2013.
99.7		Letter to UniSource Energy Services Community Partners, dated December 11, 2013.
99.8		Talking Points, dated December 11, 2013.
99.9		Company Presentation, dated December 11, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 11, 2013	UNS ENERGY CORPORATION ____________________________ (Registrant) /s/ Kevin P. Larson
Kevin P. Larson Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.		Description

99.1		Press Release of UNS Energy Corporation, issued December 11, 2013.
99.2		Questions and Answers, dated December 11, 2013.
99.3		Letter to UNS Energy Corporation Employees, dated December 11, 2013.
99.4	Le	Letter to UNS Energy Corporation Retirees, dated December 11, 2013.
99.5		Letter to Tucson Electric Power Customers, dated December 11, 2013.
99.6		Letter to Tucson Electric Power Community Partners, dated December 11, 2013.
99.7		Letter to UniSource Energy Services Community Partners, dated December 11, 2013.
99.8		Talking Points, dated December 11, 2013.
99.9		Company Presentation, dated December 11, 2013.